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                         ALL-AMERICAN TERM TRUST INC.

                  SUPPLEMENT TO PROSPECTUS DATED JUNE 1, 1995


The following replaces the second full paragraph appearing under the caption "Management of the Trust - Investment Advisory and Administration Arrangements" on page 27:

     Thomas J. Libassi, Mary B. King and Julieanna Berry are responsible for the day-to-day management of the Trust's portfolio. Mr. Libassi is a senior vice president of Mitchell Hutchins. From June 1986 to May 1994, he was a vice president of Keystone Custodian Funds with portfolio management responsibility for high yield debt securities. Mrs. King is a first vice president and portfolio manager for Mitchell Hutchins. She also is a vice president of the Trust and of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser. Mrs. King has been employed by Mitchell Hutchins as a portfolio manager for the last six years. Mrs. King has held her Trust responsibilities since its inception. Mr. Libassi has held his Trust responsibility since May 1994. Ms. Berry is a vice president and portfolio manager of Mitchell Hutchins. She is a vice president of an investment company for which Mitchell Hutchins or PaineWebber serves as investment adviser. Ms. Berry has been employed by Mitchell Hutchins as a portfolio manager since 1989. Ms. Berry has held her Trust responsibilities since February 1996.

Dated: March 13, 1996